Exhibit 10.12

Exhibit 10.12 Page 1

Exhibit 10.12 Page 2

Exhibit 10.12 Page 2

BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	
WESTERN BIOMASS ENERGY, LLC C/O KL ENERGY CORP. 306 EAST ST JOSEPH ST. RAPID CITY, SD 57701	SECURITY NATIONAL BANK OF OMAHA A NATIONAL BANKING ASSOCIATION P.O. BOX 31400 OMAHA, NE 68131-0400	CENS. TR.# 105.00 Loan Number KM CS 62517 Date 03-27-2009 Maturity Date 03-27-2010 Loan Amount $ 1,480,047.44 Renewal Of KM CS 62517 PORT# 155376
"I" includes each borrower above, jointly and severally.	"You" means the lender, its successors and assigns.	

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE MILLION FOUR HUNDRED EIGHTY THOUSAND FORTY SEVEN AND 44/100 Dollars $ 1,480,047.44

☒ Single Advance: I will receive all of this principal sum on 03-27-2009. No additional advances are contemplated under this note.

☐ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______ I will receive the amount of $ ______ and future principal advances are contemplated.

Conditions: The conditions for future advances are ______

☐ Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ______.

☐ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 03-27-2009 at the rate of 8.500 % per year until 03-27-2010.

☐ Variable Rate: This rate may then change as stated below.

☐ Index Rate: The future rate will be ______ the following index rate: ______

☐ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☐ Frequency and Timing: The rate on this note may change as often as ______.

A change in the interest rate will take effect ______.

☐ Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______ % or less than ______ %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☐ The amount of each scheduled payment will change. ☐ The amount of the final payment will change.

☐ ______.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☐ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☒ at a rate equal to 19% (NINETEEN PERCENT)

☒ LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE PAYMENT AMOUNT WITH A MIN OF $25.00 AND A MAX OF $200.00

☒ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☒ are ☒ are not included in the principal amount above: LOAN ORIGINATION FEE $200; PRINCIPAL REDUCTION $6680.91; ACCRUED INTEREST $10,679.09

PAYMENTS: I agree to pay this note as follows:

11 MONTHLY PAYMENTS OF $17,560.00 BEGINNING 04-27-2009 AND 1 BALLOON PAYMENT OF $1,380,984.81 ON 03-27-2010.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):

SEC. AGMT. DATED 4/5/07; UCC-1 FILED 4/6/07 BOTH ON BROAD LANGUAGE; 3 UNLIMITED GUARANTYS DATED 4/9/07; CORPORATE GUARANTY DATED 3/27/08

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

Signature for Lender

KEITH MCCORMICK, SENIOR VICE PRESIDENT

PURPOSE: The purpose of this loan is BUSINESS: PERMANENT FINANCING FOR WOOD TO ALCOHOL PLANT IN UPTON, WY

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

WESTERN BIOMASS ENERGY, LLC

STEPHEN CORCORAN, MEMBER

UNIVERSAL NOTE

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS	
KL ENERGY CORPORATION 306 EAST ST. JOSEPH ST. RAPID CITY, SD 57701	SECURITY NATIONAL BANK OF OMAHA A NATIONAL BANKING ASSOCIATION P. O. BOX 31400 OMAHA, NE 68131-0400	Number KM CS 02517 Amount 1,480,047.44 Date MARCH 27, 2009

GUARANTY

DATE. The date of this Guaranty is 03-27-2009.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of WESTERN BIOMASS ENERGY LLC (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒ Specific Debts. The Guarantor guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: PROMISSORY NOTE DATED 3/27/2009 and any extensions, renewals or replacements thereof (Indebtedness).

☐ All Debts. Except as this Guaranty may otherwise provide, the Guarantor guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

Exclusions.

☐ Guarantor will be liable for $__________ of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

☒ Guarantor's liability will not exceed 100.000 % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

☐ Indebtedness Excludes:

SECURITY.

☒ the Guaranty is unsecured.

☐ secured by

IL only ☐ CONFESSION OF JUDGMENT. If Guarantor defaults, it authorizes any attorney to appear in a court of record and confess judgment against it in favor of Lender. The confession of judgment may be without process and for any amount due on this Guaranty including collection costs and reasonable attorneys' fees.

PA only ☐ WARRANT OF AUTHORITY TO CONFESS JUDGMENT. Upon default, in addition to all other remedies and rights available to Lender, by signing below Guarantor irrevocably authorizes the prothonotary, clerk, or any attorney to appear in any court of record having jurisdiction over this matter and to confess judgment against Guarantor at any time without stay of execution. Guarantor waives notice, service of process and process. Guarantor agrees and understands that judgment may be confessed against Guarantor for any unpaid principal, accrued interest and accrued charges due on this Note, plus collection costs and reasonable attorneys' fees up to 15 percent of the judgment. The exercise of the power to confess judgment will not exhaust this warrant of authority to confess judgment and may be done as often as Lender elects. Guarantor further understands that Guarantor's property may be seized without prior notice to satisfy the debt owed. Guarantor knowingly, intentionally, and voluntarily waives any and all constitutional rights Guarantor has to pre-deprivation notice and hearing under federal and state laws and fully understands the consequences of this waiver.

By signing immediately below, Guarantor agrees to the terms of the WARRANT OF AUTHORITY TO CONFESS JUDGMENT section.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

KL ENERGY CORPORATION (Seal)
Entity Name

[signature] (Seal)
Name, Title STEPHEN CORCORAN, PRESIDENT

_______________ (Seal)
Name, Title

GUARANTOR NAME AND ADDRESS	LENDER NAME AND ADDRESS	
KL ENERGY CORPORATION 300 EAST ST. JOSEPH ST. RAPID CITY, SD 57701	SECURITY NATIONAL BANK OF OMAHA A NATIONAL BANKING ASSOCIATION P. O. BOX 31400 OMAHA, NE 68131-0400	Number KM CS 02517 Amount 1,480,047.44 Date MARCH 27, 2009

GUARANTY

DATE. The date of this Guaranty is 03-27-2009.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of WESTERN BIOMASS ENERGY LLC (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

☒ Specific Debts. The Guarantor guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: PROMISSORY NOTE DATED 3/27/2009 and any extensions, renewals or replacements thereof (Indebtedness).

☐ All Debts. Except as this Guaranty may otherwise provide, the Guarantor guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (Indebtedness)). Without limitation, this Guaranty includes the following described debt(s):

Exclusions.

☐ Guarantor will be liable for $________ of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

☒ Guarantor's liability will not exceed 100.000 % of the Indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

☐ Indebtedness Excludes:

SECURITY.

☒ the Guaranty is unsecured.

☐ secured by

IL only ☐ CONFESSION OF JUDGMENT. If Guarantor defaults, it authorizes any attorney to appear in a court of record and confess judgment against it in favor of Lender. The confession of judgment may be without process and for any amount due on this Guaranty including collection costs and reasonable attorneys' fees.

PA only ☐ WARRANT OF AUTHORITY TO CONFESS JUDGMENT. Upon default, in addition to all other remedies and rights available to Lender, by signing below Guarantor irrevocably authorizes the prothonotary, clerk, or any attorney to appear in any court of record having jurisdiction over this matter and to confess judgment against Guarantor at any time without stay of execution. Guarantor waives notice, service of process and process. Guarantor agrees and understands that judgment may be confessed against Guarantor for any unpaid principal, accrued interest and accrued charges due on this Note, plus collection costs and reasonable attorneys' fees up to 15 percent of the judgment. The exercise of the power to confess judgment will not exhaust this warrant of authority to confess judgment and may be done as often as Lender elects. Guarantor further understands that Guarantor's property may be seized without prior notice to satisfy the debt owed. Guarantor knowingly, intentionally, and voluntarily waives any and all constitutional rights Guarantor has to pre-deprivation notice and hearing under federal and state laws and fully understands the consequences of this waiver.

By signing immediately below, Guarantor agrees to the terms of the WARRANT OF AUTHORITY TO CONFESS JUDGMENT section.

SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

KL ENERGY CORPORATION
Entity Name (Seal)

[signature]
Name, Title STEPHEN CORCORAN, PRESIDENT (Seal)

Name, Title (Seal)